SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    April 23, 2003
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                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



       Delaware                         1-12381                22-3463939
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
    of Incorporation)                 File Number)          Identification No.)




6 Brighton Road, Clifton, New Jersey                            07015
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code      (973) 778-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press Release of Linens 'n Things, Inc.,
                                    dated April 23, 2003.

Items 9 and 12.

Attached and incorporated herein by reference and being furnished hereby as
Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated April 23, 2003, reporting Company's sales and earnings results for the first quarter of 2003.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               LINENS 'N THINGS, INC.



Dated:   April 23, 2003           By:
                                      -------------------------------------
                                Name: William T. Giles
                               Title: Senior Vice President,
                                      Chief Financial Officer



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                                   EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------
         99.1                       Press Release of Linens 'n Things, Inc.,
                                    dated April 23, 2003.